EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF Ticker Symbol: BSVO Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS October 31, 2025 https://bridgewayetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 31, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://bridgewayetfs.com//bsvo. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The EA Bridgeway Omni Small-Cap Value ETF (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$46	$144	$252	$567
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 17% of the average value of its investment portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Bridgeway Capital Management, LLC (the “Sub-Adviser”) and does not seek to replicate the performance of a specified index. The Fund seeks to achieve its investment objective by investing primarily in a broad and diverse group of small-cap stocks that the Sub-Adviser determines are value stocks.
The Fund defines value stocks as those the Sub-Adviser determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that the Sub-Adviser expects to generate higher returns relative to the overall U.S. equity market over the long-term. The Sub-Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio subject to risk constraints, such as limiting maximum position size to address security-specific risk and limiting environmental, social and governance (“ESG”) risks. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio.
Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. Equity-related securities include securities such as warrants and rights that may be issued as a result of corporate actions related to stocks held by the Fund. For purposes of the Fund’s investments, the Sub-Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 10% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ and the Sub-Adviser determines the lowest 10% of total market capitalization and 1000th largest U.S. company by ranking these stocks in order of market capitalization.” As of June 30, 2025, the stocks in this group had a market capitalization less than $13.1 billion. This dollar amount will change with market conditions.
The Sub-Adviser’s investment process incorporates material ESG information as a consideration in the ongoing assessment of potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks as it relates to the universe of small-cap value stocks identified by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser has determined through statistical analysis that certain lower ESG ratings (e.g., industry-adjusted overall scores) may represent ESG risk and, thus result in the Sub-Adviser reducing the weighting. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information, when available, to increase the weighting of an issuer with a good ESG record (e.g., a higher rating) or decrease the weighting of an issuer with a poor ESG record (e.g., a lower rating). However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser. In addition, the Sub-Adviser may increase the weighting above the position size suggested by market capitalization or decrease the weighting below the position size suggested by market capitalization by proprietary amounts determined by the Sub-Adviser through statistical research.
The Sub-Adviser will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.
Use of the term “omni” in the name refers to the fact that the Fund intends to invest in a broad and diverse group of small-cap value stocks generally ranging between 600 to 700 issuers that approximately reflect the risk and return of all small-cap value stocks as a whole.
Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund may have significant positions in particular sectors. For example, the Sub-Adviser’s investment process has resulted (in recent years) in the Fund having a significant allocation to companies in the financials sector because those companies have tended to meet the Sub-Adviser’s criteria for investment as a value stock.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”
Small-Cap Company Risk. Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.
Value Stocks Risk. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The Fund’s third party ESG research and/or ratings of a company may differ from that of other funds or of the Sub-Adviser’s or an investor’s assessment of such company. As a result, the companies deemed to have good ESG records may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics as determined by other funds. The third party ESG research and/or ratings information is dependent on the availability of timely and accurate ESG data being reported by companies to evaluate their ESG criteria. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
Financials Sector Risk. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be affected by supply and demand both for their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Models and Data Risk. The Sub-Adviser uses a statistical, evidence-based approach including statistical analyses and models and historical information to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses may cause the resulting information to be incorrect and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models and portfolio construction rules used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Statistical Approach. The Sub-Adviser uses a statistical approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Adviser will exclude stocks if the issuer of the stock is principally engaged in the tobacco industry. The Sub-Adviser may also exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) conducts or has direct investments in business operations in Sudan; or (ii) is substantially engaged in the production or trade of pornographic material. Other than companies principally engaged in the tobacco industry, the number of companies referenced in (i) and (ii) in the Sub-Adviser’s universe is usually “de minimis.”
Market Risk. The Fund could lose value if the individual securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including: (i) corporate earnings; (ii) production; (iii) management; (iv) sales; and (v) market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Strategy Risk. The Fund utilizes its own distinct investment strategy. Investment strategies tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. As such, there may be periods when the type of stocks that the Fund’s invests in are out of favor, and the Fund’s performance may suffer.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.
The bar chart and table immediately following illustrate the variability of the EA Bridgeway Omni Small-Cap Value ETF’s returns and are meant to provide some indication of the risks of investing in the Fund. The Fund has adopted the accounting and performance history of the Bridgeway Funds, Inc. Omni Tax-Managed Small-Cap Value Fund (the “Predecessor Mutual Fund”) as the result of the reorganization of the Predecessor Mutual Fund into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The information shown below is for the Fund and the Predecessor Mutual Fund. Returns in the bar chart and table for the Predecessor Mutual Fund have not been adjusted.
The annual returns bar chart demonstrates the risks of investing in the Fund by showing how the Fund and the Predecessor Mutual Fund’s performance have varied from year to year over the past ten years. The table also demonstrates these risks by showing how the Fund and the Predecessor Mutual Fund’s average annual returns compare with those of a broad-based index. Unlike the Fund’s and the Predecessor Mutual Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available from the Fund’s website https://bridgewayetfs.com/.
Calendar Year Total Return as of December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-5.47%
34.60%
5.52%
-16.08%
14.28%
-1.86%
46.62%
-5.01%
17.14%
4.75%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

For the year-to-date period ended September 30, 2025, the Fund’s total return was 4.64%.
During the period shown in the bar chart, the best performance for the Predecessor Mutual Fund for a quarter was 34.38% (for the quarter ended December 31, 2020). The lowest performance was -42.37% (for the quarter ended March 31, 2020).

Average Annual Total Returns
For the Period Ended December 31, 2024

EA Bridgeway Omni Small-Cap Value ETF	One Year	Five Years	Ten Years	Since Inception 12/31/2010
Return Before Taxes	4.75%	10.89%	8.00%	9.19%
Return After Taxes on Distributions	4.35%	9.97%	7.10%	8.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.09%	8.54%	6.30%	7.50%
Russell 3000 Index (Reflects No Deductions for Fees, Expenses, or Taxes)	23.81%	13.86%	12.55%	13.33%
Russell 2000 Value Index (Reflects No Deductions for Fees, Expenses, or Taxes)	8.05%	7.29%	7.14%	8.46%

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC, dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Bridgeway Capital Management, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
The Fund is team-managed jointly and primarily by the investment management team of the Sub-Adviser (the “Sub-Adviser PM Team”), as follows.

Name	Title	Length of Service to Fund
John Montgomery*	Portfolio Manager	Since Inception (March 2023)
Christine L. Wang, CFA, CPA*	Portfolio Manager	Since Inception (March 2023)
Elena Khoziaeva, CFA*	Co-Chief Investment Officer, Portfolio Manager	Since Inception (March 2023)
Andrew L. Berkin, PhD	Head of Research, Portfolio Manager	Since June 2024
*Mr. Montgomery and Ms. Wang have been portfolio managers of the Predecessor Mutual Fund since its inception on December 31, 2010. Ms. Khoziaeva has been a portfolio manager of the Predecessor Mutual Fund since 2013.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.